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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

      I consent to the incorporation by reference in this Registration Statement of PAN International Gaming, Inc. on Form S-8 of my report dated March 15, 2000, included in the Annual Report on Form 10-KSB of PAN International Gaming, Inc. for the year ended December 31, 1999.


                                        /s/ William L. Butcher
                                        ----------------------------------------
                                        William L. Butcher, CPA P.S.
                                        Everett, Washington